                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  May 23, 2001
                                                            ------------


                           CLOSURE MEDICAL CORPORATION
                     -------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         Delaware                     0-28748                   56-1959623
     ----------------            -------------------          --------------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                 Number)              Identification No.)
      Incorporation)

              5250 Greens Dairy Road
              Raleigh, North Carolina                              27616
---------------------------------------------------             ------------
         (Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (919) 876-7800
                                                           --------------


          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     On May 23, 2001, the Company entered into a Licensing, Distribution and Supply Agreement between the Company and Johnson & Johnson Consumer Companies, Inc. The schedules to that agreement are filed as Exhibit 10.1 to this Form 8-K and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)    Exhibits.

          10.1 Schedules to the Licensing, Distribution and Supply Agreement dated as of May 23, 2001 between Closure Medical Corporation and Johnson & Johnson Consumer Companies, Inc.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CLOSURE MEDICAL CORPORATION
                                             (Registrant)


                                     By /s/ Benny Ward
                                       ---------------
                                        Benny Ward
                                        Vice President of Finance and Chief
                                        Financial Officer

Dated: November 15, 2001

                                  Exhibit Index
                                  -------------

         Exhibit
         -------

          10.1 Schedules to the Licensing, Distribution and Supply Agreement dated as of May 23, 2001 between Closure Medical Corporation and Johnson & Johnson Consumer Companies, Inc.